Exhibit 99.2

STATE STREET CORPORATION
Earnings Release Addendum
March 31, 2014
Table of Contents

GAAP-Basis Financial Information	Page

Consolidated Financial Highlights	1

Consolidated Results of Operations - Quarters Ended March 31, 2014, December 31, 2013 and March 31, 2013	2

Consolidated Statement of Condition	3

Assets Under Custody and Administration	4

Assets Under Management	5

Operating-Basis (Non-GAAP) Financial Information

Reconciliations of Operating-Basis Financial Information - Quarters Ended March 31, 2014, December 31, 2013 and March 31, 2013	6

Capital

Regulatory Capital - March 31, 2014, December 31, 2013, and March 31, 2013	9

Capital Reconciliations - March 31, 2014, December 31, 2013, and March 31, 2013	10

Basel III Capital Reconciliations - March 31, 2014, December 31, 2013, and March 31, 2013	11

This financial information should be read in conjunction with State Street's earnings news release dated April 25, 2014.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters ended			% Change
(Dollars in millions, except per share amounts or where otherwise noted)	March 31, 2014	December 31, 2013	March 31, 2013	Q1 2014 vs. Q4 2013	Q1 2014 vs. Q1 2013
Revenue:
Fee revenue	$1,924	$1,879	$1,857	2%	4%
Net interest revenue	555	585	576	(5)	(4)
Net gains from sales of available-for-sale securities	15	3	5
Net losses from other-than-temporary impairment	(9)	(3)	(3)
Total revenue	2,485	2,464	2,435	1	2
Provision for loan losses	2	6	—
Total expenses	2,028	1,846	1,826	10	11
Income before income tax expense	455	612	609	(26)	(25)
Income tax expense[1]	92	59	145
Net income	363	553	464	(34)	(22)
Net income available to common shareholders	356	545	455
Diluted earnings per common share	.81	1.22	.98	(34)	(17)
Average diluted common shares outstanding (in thousands)	438,815	445,225	462,751
Cash dividends declared per common share	$.26	$.26	$.26
Closing price per share of common stock (as of quarter-end)	69.55	73.39	59.09
Ratios:
Return on average common equity	7.2%	10.9%	9.1%
Pre-tax operating margin	18.3	24.8	25.0
Net interest margin, fully taxable-equivalent basis	1.30	1.36	1.38
Tier 1 risk-based capital	18.2	17.3	18.0
Total risk-based capital	20.9	19.7	19.2
Tier 1 leverage	7.4	6.9	6.9
Tier 1 common to risk-weighted assets[2]	16.4	15.5	16.1
Tangible common equity to tangible assets[2]	6.7	6.6	7.1
At quarter-end:
Assets under custody and administration[3] (in trillions)	$27.48	$27.43	$25.42
Assets under management (in trillions)	2.38	2.35	2.18

1 Quarter ended December 31, 2013 included an out-of-period income tax benefit of $71 million to adjust deferred taxes. Excluding this benefit, income tax expense for the quarter ended December 31, 2013 was $130 million.
2 Ratios are non-GAAP financial measures. Refer to accompanying reconciliations for additional information.
3 Included assets under custody of $21.00 trillion, $20.41 trillion and $18.59 trillion as of March 31, 2014, December 31, 2013 and March 31, 2013, respectively.

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013	Q1 2014 vs. Q4 2013	Q1 2014 vs. Q1 2013
Fee revenue:
Servicing fees	$1,238	$1,232	$1,175	—	5%
Management fees	292	290	263	1%	11
Trading services:
Foreign exchange trading	134	125	146	7	(8)
Brokerage and other fees	105	103	135	2	(22)
Total trading services	239	228	281	5	(15)
Securities finance	85	76	78	12	9
Processing fees and other	70	53	60	32	17
Total fee revenue	1,924	1,879	1,857	2	4
Net interest revenue:
Interest revenue	655	684	687	(4)	(5)
Interest expense	100	99	111	1	(10)
Net interest revenue	555	585	576	(5)	(4)
Gains (losses) related to investment securities, net:
Net gains from sales of available-for-sale securities	15	3	5
Losses from other-than-temporary impairment	(1)	(2)	—
Losses reclassified (from) to other comprehensive income	(8)	(1)	(3)
Gains (losses) related to investment securities, net	6	—	2
Total revenue	2,485	2,464	2,435	1	2
Provision for loan losses	2	6	—
Expenses:
Compensation and employee benefits	1,157	945	1,035	22	12
Information systems and communications	244	228	237	7	3
Transaction processing services	191	182	180	5	6
Occupancy	114	124	116	(8)	(2)
Acquisition and restructuring costs	33	30	14	10	136
Other	289	337	244	(14)	18
Total expenses	2,028	1,846	1,826	10	11
Income before income tax expense	455	612	609	(26)	(25)
Income tax expense	92	59	145
Net income	$363	$553	$464	(34)	(22)
Adjustments to net income:
Dividends on preferred stock	$(6)	$(6)	$(7)
Earnings allocated to participating securities	(1)	(2)	(2)
Net income available to common shareholders	$356	$545	$455
Earnings per common share:
Basic	$.83	$1.25	$1.00	(34)	(17)
Diluted	.81	1.22	.98	(34)	(17)
Average common shares outstanding (in thousands):
Basic	430,621	435,871	454,315
Diluted	438,815	445,225	462,751

STATE STREET CORPORATION
Earnings Release Addendum
CONSOLIDATED STATEMENT OF CONDITION

(Dollars in millions, except per share amounts)	March 31, 2014	December 31, 2013
Assets:
Cash and due from banks	$3,877	$3,220
Interest-bearing deposits with banks	75,796	64,257
Securities purchased under resale agreements	6,087	6,230
Trading account assets	889	843
Investment securities available for sale	99,162	99,174
Investment securities held to maturity (fair value of $18,326 and $17,560)	18,342	17,740
Loans and leases (less allowance for losses of $30 and $28)	16,084	13,458
Premises and equipment (net of accumulated depreciation of $4,521 and $4,417)	1,896	1,860
Accrued interest and fees receivable	2,197	2,123
Goodwill	6,038	6,036
Other intangible assets	2,306	2,360
Other assets	23,989	25,990
Total assets	$256,663	$243,291
Liabilities:
Deposits:
Noninterest-bearing	$72,800	$65,614
Interest-bearing -- U.S.	15,327	13,392
Interest-bearing -- Non-U.S.	106,521	103,262
Total deposits	194,648	182,268
Securities sold under repurchase agreements	8,953	7,953
Federal funds purchased	18	19
Other short-term borrowings	3,811	3,780
Accrued expenses and other liabilities	18,457	19,194
Long-term debt	9,503	9,699
Total liabilities	235,390	222,913
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491
Series D, 7,500 shares issued and outstanding	742	—
Common stock, $1 par, 750,000,000 shares authorized; 503,881,095 and 503,882,841 shares issued	504	504
Surplus	9,737	9,776
Retained earnings	13,639	13,395
Accumulated other comprehensive income (loss)	188	(95)
Treasury stock, at cost (73,440,407 and 69,754,255 shares)	(4,028)	(3,693)
Total shareholders' equity	21,273	20,378
Total liabilities and shareholders' equity	$256,663	$243,291

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER CUSTODY AND ADMINISTRATION

	As of
(In billions)	March 31, 2014	December 31, 2013	March 31, 2013
Assets Under Custody and Administration
By Product Classification:
Mutual Funds	$6,908	$6,811	$6,275
Collective Funds	6,637	6,428	5,753
Pension Products	5,472	5,851	5,331
Insurance and Other Products	8,460	8,337	8,063
Total Assets Under Custody and Administration	$27,477	$27,427	$25,422
By Geographic Location[1]:
North America	$20,540	$20,764	$19,234
Europe, Middle East & Africa	5,704	5,511	5,060
Asia Pacific	1,233	1,152	1,128
Total Assets Under Custody and Administration	$27,477	$27,427	$25,422
Assets Under Custody[2]
By Product Classification:
Mutual Funds	$6,596	$6,505	$6,015
Collective Funds	5,110	4,903	4,338
Pension Products	4,868	4,756	4,288
Insurance and Other Products	4,422	4,247	3,947
Total Assets Under Custody	$20,996	$20,411	$18,588
By Geographic Location[1]:
North America	$16,220	$15,890	$14,460
Europe, Middle East & Africa	3,806	3,620	3,244
Asia Pacific	970	901	884
Total Assets Under Custody	$20,996	$20,411	$18,588

[1] Geographic mix is based on the location at which the assets are serviced.
[2] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
Earnings Release Addendum
ASSETS UNDER MANAGEMENT[1]

(In billions)	As of
Assets Under Management	March 31, 2014	December 31, 2013	March 31, 2013
By Asset Class and Investment Approach:
Equity:
Active	$42	$42	$45
Passive	1,323	1,334	1,134
Total Equity	1,365	1,376	1,179
Fixed-Income:
Active	16	16	16
Passive	320	311	325
Total Fixed-Income	336	327	341
Cash[2]	419	385	383
Multi-Asset-Class Solutions:
Active	25	23	23
Passive	108	110	99
Total Multi-Asset-Class Solutions	133	133	122
Alternative Investments[3]:
Active	16	14	12
Passive	112	110	139
Total Alternative Investments	128	124	151
Total Assets Under Management	$2,381	$2,345	$2,176

1 As of December 31, 2013, presentation was changed to align with reporting of core businesses. Amounts reported as of March 31, 2013 have been adjusted for comparative purposes.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.

Exchange-Traded Funds[4]
By Asset Class:
Alternative Investments	$42	$39	$70
Cash	1	1	1
Equity	308	325	251
Fixed-Income	36	34	32
Total Exchange-Traded Funds	$387	$399	$354

[4] Exchange-traded funds are a component of assets under management presented above.

Assets Under Management
By Geographic Location[5]:
North America	$1,480	$1,456	$1,362
Europe/Middle East/Africa	562	560	499
Asia/Pacific	339	329	315
Total Assets Under Management	$2,381	$2,345	$2,176

[5] Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying earnings release presents financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters ended			% Change
(Dollars in millions, except per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013	Q1 2014 vs. Q4 2013		Q1 2014 vs. Q1 2013
Total Revenue:
Total revenue, GAAP basis	$2,485	$2,464	$2,435	0.9%		2.1%
Adjustment to processing fees and other revenue (see below)	57	53	34
Adjustment to net interest revenue (see below)	44	42	32
Adjustment to net interest revenue (see below)	(27)	(31)	(31)
Total revenue, operating basis[1,2]	$2,559	$2,528	$2,470	1.23		3.60

Fee Revenue:
Total fee revenue, GAAP basis	$1,924	$1,879	$1,857	2		4
Tax-equivalent adjustment associated with tax-advantaged investments	57	53	34
Total fee revenue, operating basis	$1,981	$1,932	$1,891	3		5

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$70	$53	$60	32		17
Tax-equivalent adjustment associated with tax-advantaged investments	57	53	34
Total processing fees and other revenue, operating basis	$127	$106	$94	20		35

Net Interest Revenue:
Net interest revenue, GAAP basis	$555	$585	$576	(5)		(4)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	32
Discount accretion associated with former conduit securities	(27)	(31)	(31)
Net interest revenue, operating basis	$572	$596	$577	(4)		(1)
Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[3]	1.30%	1.36%	1.38%	(6)	bps	(8)	bps
Effect of discount accretion	(0.06)	(0.06)	(0.07)
Net interest margin, operating basis	1.24%	1.30%	1.31%	(6)		(7)

Expenses:
Total expenses, GAAP basis	$2,028	$1,846	$1,826	9.9%		11.1%
Severance costs associated with staffing realignment	(72)	—	—
Severance costs associated with reorganization of certain non-U.S. operations	—	(11)	—
Provisions for litigation exposure and other costs, net	(6)	(45)	—
Acquisition costs	(21)	(24)	(15)
Restructuring charges, net	(12)	(6)	1
Total expenses, operating basis[1,2]	$1,917	$1,760	$1,812	8.92		5.79
1 For the quarters ended March 31, 2014 and December 31, 2013, negative operating leverage in the quarter-over-quarter comparison was approximately 769 basis points, based on an increase in total operating-basis revenue of 1.23% and an increase in total operating-basis expenses of 8.92%.
2 For the quarters ended March 31, 2014 and March 31, 2013, negative operating leverage in the year-over-year comparison was approximately 219 basis points, based on an increase in total operating-basis revenue of 3.60% and an increase in total operating-basis expenses of 5.79%.
3 For the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013, fully taxable-equivalent net interest margin represented fully taxable-equivalent net interest revenue of $599 million, $627 million and $608 million, respectively (GAAP-basis net interest revenue of $555 million, $585 million, and $576 million plus tax-equivalent adjustments of $44 million, $42 million and $32 million, respectively), on an annualized basis as a percentage of average total interest-earning assets for the quarters presented.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013	Q1 2014 vs. Q4 2013	Q1 2014 vs. Q1 2013
Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$1,157	$945	$1,035	22%	12%
Severance costs associated with staffing realignment	(72)	—	—
Severance costs associated with reorganization of certain non-U.S. operations	—	(11)	—
Total compensation and employee benefits expenses, operating basis	$1,085	$934	$1,035	16	5

Other Expenses:
Total other expenses, GAAP basis	$289	$337	$244	(14)	18
Provisions for litigation exposure and other costs, net	(6)	(45)	—
Total other expenses, operating basis	$283	$292	$244	(3)	16

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$455	$612	$609	(26)	(25)
Net pre-tax effect of non-operating adjustments to revenue and expenses	185	139	49
Income before income tax expense, operating basis	$640	$751	$658	(15)	(3)
Pre-tax operating margin[4]:
Pre-tax operating margin, GAAP basis	18.3%	24.8%	25.0%
Net effect of non-operating adjustments	6.7	4.9	1.6
Pre-tax operating margin, operating basis	25.0%	29.7%	26.6%

Income Tax Expense:
Income tax expense, GAAP basis	$92	$59	$145
Aggregate tax-equivalent adjustments	101	95	66
Out-of-period benefit to adjust deferred taxes	—	71	—
Italian banking industry tax assessment	(11)	—	—
Net tax effect of non-operating adjustments	18	15	(5)
Income tax expense, operating basis	$200	$240	$206

Effective Tax Rate:
Income before income tax expense, operating basis	$640	$751	$658
Income tax expense, operating basis	200	240	206
Effective tax rate, operating basis	31.2%	31.6%	31.3%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$356	$545	$455	(35)	(22)
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	77	(31)	(12)
Net income available to common shareholders, operating basis	$433	$514	$443	(16)	(2)

4 Pre-tax operating margin for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters Ended			% Change
(Dollars in millions, except per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013	Q1 2014 vs. Q4 2013		Q1 2014 vs. Q1 2013
Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$.81	$1.22	$.98	(34)%		(17)%
Severance costs	.11	.02	—
Provisions for litigation exposure and other costs, net	.01	.06	—
Acquisition costs	.03	.03	.02
Restructuring charges, net	.02	.01	—
Effect on income tax rate of non-operating adjustments	.02	.01	—
Discount accretion associated with former conduit securities	(.04)	(.04)	(.04)
Out-of-period benefit to adjust deferred taxes	—	(.16)	—
Italian banking industry tax assessment	.03	—	—
Diluted earnings per common share, operating basis	$.99	$1.15	$.96	(14)		3

Return on Average Common Equity:
Return on average common equity, GAAP basis	7.2%	10.9%	9.1%	(370)	bps	(190)	bps
Severance costs	1.0	.1	—
Provisions for litigation exposure and other costs, net	.1	.6	—
Acquisition costs	.3	.3	.2
Restructuring charges, net	.1	.1	—
Effect on income tax rate of non-operating adjustments	.2	.1	—
Discount accretion associated with former conduit securities	(.3)	(.4)	(.4)
Out-of-period benefit to adjust deferred taxes	—	(1.4)	—
Italian banking industry tax assessment	.2	—	—
Return on average common equity, operating basis	8.8%	10.3%	8.9%	(150)		(10)

STATE STREET CORPORATION
Earnings Release Addendum
REGULATORY CAPITAL

     The accompanying earnings release presents capital ratios in addition to, or adjusted from, those calculated in conformity with currently applicable regulatory requirements. These include capital ratios based on tangible common equity and common equity tier 1 capital, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the earnings release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the earnings release similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The total risk-based capital, tier 1 risk-based capital and tier 1 leverage ratios, as applicable, are each calculated in conformity with currently applicable regulatory requirements. As of March 31, 2014, the capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of December 31, 2013 and March 31, 2013, the capital component, or numerator, of these ratios was calculated in conformity with the then-applicable provisions of Basel I. For all periods presented, the total risk-weighted assets component, or denominator, used in the calculation of the total risk-based capital and the tier 1 risk-based capital ratios, and the adjusted average assets component, or denominator, used in the calculation of the tier 1 leverage ratios, was calculated in conformity with the provisions of Basel I. These capital ratios are used regularly by bank regulatory authorities to evaluate State Street's capital adequacy.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratios as of March 31, 2014, December 31, 2013 and March 31, 2013 are provided in this earnings release addendum.

     The common equity tier 1, or tier 1 common, ratio is provided for in the Basel III final rule, and is used by the Federal Reserve in connection with its capital assessment and review programs. The tier 1 common ratio as of March 31, 2014 was calculated by dividing tier 1 risk-based capital, calculated in conformity with the provisions of the Basel III final rule, by total risk-weighted assets, calculated in conformity with the provisions of Basel I. The tier 1 common ratios as of December 31, 2013 and March 31, 2013 were calculated by dividing tier 1 risk-based capital, calculated in conformity with the provisions of Basel I, less non-common elements (composed of qualifying perpetual preferred stock and qualifying trust preferred capital securities), by total risk-weighted assets, calculated in conformity with the provisions of Basel I. The tier 1 common ratio was not previously required by Basel I. Reconciliations with respect to the tier 1 common ratios as of March 31, 2014, December 31, 2013 and March 31, 2013 are provided in this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with currently applicable regulatory requirements as described above.

(Dollars in millions)	March 31, 2014	December 31, 2013	March 31, 2013
RATIOS:
Tier 1 risk-based capital	18.2%	17.3%	18.0%
Total risk-based capital	20.9%	19.7	19.2
Tier 1 leverage	7.4	6.9	6.9

Supporting Calculations:

Tier 1 risk-based capital	$15,487	$13,895	$13,753
Total risk-weighted assets	85,002	80,126	76,265
Tier 1 risk-based capital ratio	18.2%	17.3%	18.0%

Total risk-based capital	$17,750	$15,787	$14,640
Total risk-weighted assets	85,002	80,126	76,265
Total risk-based capital ratio	20.9%	19.7%	19.2%

Tier 1 risk-based capital	$15,487	$13,895	$13,753
Adjusted quarterly average assets	209,021	202,801	199,240
Tier 1 leverage ratio	7.4%	6.9%	6.9%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TANGIBLE COMMON EQUITY AND TIER 1 COMMON RATIOS

The following table presents the calculations of State Street's ratios of tangible common equity to total tangible assets and its ratios of tier 1 common capital to total risk-weighted assets.

(Dollars in millions)		March 31, 2014	December 31, 2013	March 31, 2013
Consolidated Total Assets		$256,663	$243,291	$218,189
Less:
Goodwill		6,038	6,036	5,912
Other intangible assets		2,306	2,360	2,452
Cash balances held at central banks in excess of required reserves		61,980	51,034	31,516
Adjusted assets		186,339	183,861	178,309
Plus related deferred tax liabilities		900	653	677
Total tangible assets	A	$187,239	$184,514	$178,986
Consolidated Total Common Shareholders' Equity		$20,040	$19,887	$20,380
Less:
Goodwill		6,038	6,036	5,912
Other intangible assets		2,306	2,360	2,452
Adjusted equity		11,696	11,491	12,016
Plus related deferred tax liabilities		900	653	677
Total tangible common equity	B	$12,596	$12,144	$12,693
Tangible common equity ratio	B/A	6.7%	6.6%	7.1%
Tier 1 Risk-Based Capital		$15,487	$13,895	$13,753
Less:
Trust preferred capital securities		475	950	950
Preferred stock		1,233	491	489
Plus: Other		145	—	—
Tier 1 common capital	C	$13,924	$12,454	$12,314
Total Risk-Weighted Assets	D	$85,002	$80,126	$76,265
Tier 1 common ratio	C/D	16.4%	15.5%	16.1%

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS

In June 2012, U.S. banking regulators issued three Notices of Proposed Rulemaking, or NPRs. These NPRs proposed to revise the current U.S. regulatory capital framework and incorporate previous changes made by the Basel Committee on Banking Supervision to the Basel capital framework, and also proposed to implement relevant provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and restructure the U.S. capital rules into a harmonized, codified regulatory capital framework. On July 2, 2013, the Board of Governors of the Federal Reserve System issued a final rule intended to implement the Basel III framework in the U.S., referred to as the Basel III final rule The Basel III final rule consolidates, with revisions, the three NPRs originally issued in June 2012. Provisions of the Basel III final rule become effective under a transition timetable which began on January 1, 2014. Under the Basel III final rule, once fully implemented, State Street will be subject to the lower of its common equity tier 1, or tier 1 common, ratio calculated under the Basel III standardized approach, referred to as the standardized approach, and under the Basel III advanced approach, referred to as the advanced approach, in the assessment of its capital adequacy for regulatory purposes. These calculations differ from those done in conformity with the June 2012 NPRs. The following tables reconcile State Street's estimated tier 1 common ratios calculated in conformity with the Basel III final rule, as State Street currently understands the impact of those requirements[1], to State Street's tier 1 common ratio calculated in conformity with currently applicable regulatory requirements.

As of March 31, 2014 (Dollars in millions)	Currently Applicable Regulatory Requirements[2]		Basel III Final Rule Standardized Approach (Estimated)[3]	Basel III Final Rule Advanced Approach (Estimated)[3]
Tier 1 Risk-Based Capital	$15,487		$15,487	$15,487
Less:
Trust preferred capital securities	475		475	475
Preferred stock	1,233		1,233	1,233
Plus: Other	145		145	145
Tier 1 common capital	13,924	A	13,924	13,924
Total Risk-Weighted Assets	85,002	B	125,026	105,806
Tier 1 common ratio	16.4%	A/B	11.1%	13.2%

As of December 31, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements[4]		Basel III Final Rule Standardized Approach (Estimated)[5]	Basel III Final Rule Advanced Approach (Estimated)[5]
Tier 1 Risk-Based Capital	$13,895		$13,216	$13,216
Less:
Trust preferred capital securities	950		475	475
Preferred stock	491		491	491
Plus: Other	—		87	87
Tier 1 common capital	12,454	C	12,337	12,337
Total Risk-Weighted Assets	80,126	D	121,562	104,919
Tier 1 common ratio	15.5%	C/D	10.1%	11.8%

[1] The estimated Basel III tier 1 common ratios are preliminary, and are based on State Street's present interpretations of the Basel III final rule as of the respective date of each estimate's first public announcement. Refer to the “Capital” section of the news release with which this addendum is included for important information about the Basel III final rule, State Street's calculations of its tier 1 common ratios thereunder and factors that could influence State Street's calculations of its tier 1 common ratios. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

[2] The tier 1 common ratio was calculated by dividing common equity tier 1 capital, calculated in conformity with the provisions of the Basel III final rule, by total risk-weighted assets, calculated in conformity with the provisions of Basel I.

[3] For purposes of the calculations done in conformity with the Basel III final rule, total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the Basel III final rule. The tier 1 common ratio was calculated by dividing tier 1 common capital, as described in footnote (2), by total risk-weighted assets, calculated in conformity with the provisions of the Basel III final rule.

• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was calculated as described in footnote (2).
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $40.02 billion as a result of applying the provisions of the Basel III final rule to total risk-weighted assets of $85.00 billion as of March 31, 2014, calculated in conformity with the provisions of Basel I. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $20.80 billion as a result of applying the provisions of the Basel III final rule to total risk-weighted assets of $85.00 billion as of March 31, 2014, calculated in conformity with the provisions of Basel I.

[4]  The tier 1 common ratio was calculated by dividing tier 1 risk-based capital, calculated in conformity with the provision of Basel I, less non-common elements (qualifying perpetual preferred stock and qualifying trust preferred capital securities), or tier 1 common capital, by total risk-weighted assets, calculated in conformity with the provisions of Basel I.

[5] For purposes of the calculations done in conformity with the Basel III final rule, capital and total risk-weighted assets under both the standardized approach and the advanced approach were calculated using State Street’s estimates, based on the provisions of the Basel III final rule expected to affect capital in 2014. The tier 1 common ratio was calculated by dividing tier 1 common capital, as described in footnote (4), but with tier 1 risk-based capital calculated in conformity with the Basel III final rule, by total risk-weighted assets, calculated in conformity with the Basel III final rule.

• Under both the standardized and advanced approaches, tier 1 risk-based capital decreased by $679 million, as a result of applying the estimated effect of the Basel III final rule to tier 1 risk-based capital of $13.90 billion as of December 31, 2013.
• Under both the standardized and advanced approaches, tier 1 common capital used in the calculation of the tier 1 common ratio was $12.34 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.22 billion less non-common elements of capital, composed of trust preferred capital securities of $475 million, preferred stock of $491 million, and other adjustments of $87 million as of December 31, 2013, resulting in tier 1 common capital of $12.34 billion. As of December 31, 2013, there was no qualifying minority interest in subsidiaries.
• Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $41.44 billion as a result of applying the provisions of the Basel III final rule to total risk-weighted assets of $80.13 billion as of December 31, 2013. Under the advanced approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $24.79 billion as a result of applying the provisions of the final rule to total risk-weighted assets of $80.13 billion as of December 31, 2013.

STATE STREET CORPORATION
Earnings Release Addendum
RECONCILIATIONS OF TIER 1 COMMON RATIOS
In June 2012, U.S. banking regulators issued three NPRs. These NPRs proposed to revise the current U.S. regulatory capital framework and incorporate previous changes made by the Basel Committee on Banking Supervision to the Basel capital framework, and also proposed to implement relevant provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and restructure the U.S. capital rules into a harmonized, codified regulatory capital framework. On July 2, 2013, the Board of Governors of the Federal Reserve System issued a final rule intended to implement the Basel III framework in the U.S., referred to as the Basel III final rule The Basel III final rule consolidates, with revisions, the three NPRs originally issued in June 2012. Provisions of the Basel III final rule become effective under a transition timetable which began on January 1, 2014. State Street disclosed its estimated Basel III tier 1 common ratios as of March 31, 2013 based on its understanding of the June 2012 NPRs, and those calculations differ from those done in conformity with the Basel III rule. The following table reconciles State Street's estimated tier 1 common ratios calculated in conformity with the June 2012 NPRs, as State Street understood the impact of those proposed requirements[6], to State Street's tier 1 common ratio calculated using then-currently applicable regulatory requirements.

As of March 31, 2013 (Dollars in millions)	Currently Applicable Regulatory Requirements[7]		Basel III NPRs with Impact of SSFA (Estimated)[8]
Tier 1 Risk-Based Capital	$13,753		$13,318
Less:
Trust preferred capital securities	950		713
Preferred stock	489		489
Plus: Other	—		52
Tier 1 common capital	12,314	E	12,168
Total Risk-Weighted Assets	76,265	F	115,096
Tier 1 common ratio	16.1%	E/F	10.6%

[6] The estimated pro forma Basel III tier 1 common ratios presented in the table above as of March 31, 2013 were estimates by State Street, calculated pursuant to the advanced approach in conformity with the June 2012 NPRs. The calculations were based on State Street's interpretations and understanding of the June 2012 NPRs. Refer to the “Capital” section of the news release with which this addendum is included for important information about the June 2012 NPRs, State Street's calculations of its tier 1 common ratios thereunder and factors that could influence State Street's calculations of its tier 1 common ratios. Unless otherwise specified, all capital ratios refer to State Street Corporation and not State Street Bank and Trust Company.

[7] The tier 1 common ratio was calculated by dividing tier 1 risk-based capital, calculated in conformity with the provisions of Basel I, less non-common elements (qualifying perpetual preferred stock and qualifying trust preferred capital securities), or tier 1 common capital, by total risk-weighted assets, calculated in conformity with the provisions of Basel I.

[8] For purposes of the calculations in conformity with the June 2012 NPRs, capital and total risk-weighted assets were calculated using State Street’s estimates, based on the provisions of the NPRs expected to affect capital in 2013. The tier 1 common ratio was calculated by dividing tier 1 common capital, as described in footnote (7), but with tier 1 risk-based capital calculated in conformity with the June 2012 NPRs, by total risk-weighted assets, calculated in conformity with the June 2012 NPRs.

• Tier 1 risk-based capital decreased by $435 million, as a result of applying the estimated effect of the June 2012 NPRs to tier 1 risk-based capital of $13.75 billion as of March 31, 2013.
• Tier 1 common capital used in the calculation of the tier 1 common ratio was $12.17 billion, reflecting the adjustments to tier 1 risk-based capital described in the first bullet above. Tier 1 common capital used in the calculation was therefore calculated as adjusted tier 1 risk-based capital of $13.32 billion less non-common elements of capital, composed of trust preferred capital securities of $713 million, preferred stock of $489 million, and other adjustments of $52 million as of March 31, 2013, resulting in tier 1 common capital of $12.17 billion. As of March 31, 2013, there was no qualifying minority interest in subsidiaries. Total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $38.83 billion as a result of applying the provisions of the June 2012 NPRs, primarily the estimated impact of the SSFA, to total risk-weighted assets of $76.27 billion as of March 31, 2013.